UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement.	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐ Definitive Proxy Statement.
☑ Definitive Additional Materials.
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ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
	Meeting Type:	ANNUAL
ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS INC	Meeting Purpose:	To vote on the proposals found on the next page.
	For holders as of:	August 17, 2009
Date: October 8, 2009 Time: 10:00 A.M. CDT
Location: Merchandise Mart Plaza 222 Merchandise Mart Plaza Suite 2400 Chicago, IL 60654
For meeting directions please call (866) 358-6869
ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC. 222 MERCHANDISE MART SUITE 2024 CHICAGO, IL 60654

You are receiving this communication because you hold shares in the above named company and materials you should review before you cast your vote are now available.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        FORM 10K

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Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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— How To Vote — Please Choose One of the Following Voting Methods

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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote FOR the following director nominees:
1.	Nominees for election as Directors
	01)	Kelly J. Barlow	06)	John King
	02)	Sir Dominic Cadbury	07)	Michael J. Kluger
	03)	Cory A. Eaves	08)	Mike Lawrie
	04)	Marcel L. “Gus” Gamache	09)	Glen E. Tullman
	05)	Philip D. Green

The Board of Directors recommends you vote FOR the following proposal(s):

2.	Approval of the Allscripts-Misys Healthcare Solutions, Inc. Incentive Plan.

3.	Approval of an amendment to the Allscripts Healthcare Solutions, Inc. Amended and Restated 1993 Stock Incentive Plan to increase the number of shares available for grant thereunder by 7,140,209.

4.	Approval of an amendment to Section 9 of the Allscripts Healthcare Solutions, Inc. Amended and Restated 1993 Stock Incentive Plan, including the performance criteria set forth therein.

5.	Ratification of PricewaterhouseCoopers LLP as Allscripts’ independent registered public accounting firm for the fiscal year ending May 31, 2010.

6.	In their discretion, the named proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.